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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 August 21, 2007

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                               KODIAK ENERGY, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


                               734 7th Avenue S.W.
       333-38558            Calgary, AB T2P 3P8 Canada            65-0967706
(Commission File Number)  (Address of Principal Executive       (IRS Employer
                              Offices and zip code)          Identification No.)

                                 (403) 262-8044
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
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     Information   included  in  this  Form  8-K  may  contain   forward-looking
statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future  results,  performance  or  achievements  expressed  or  implied  by  any
forward-looking   statements.    Forward-looking   statements,   which   involve
assumptions   and  describe  the   Company's   future  plans,   strategies   and
expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable
laws,   the  Company   undertakes   no   obligation   to  update   publicly  any
forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


Item 9.01  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.
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          Not applicable

     (b)  Pro forma financial information.
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          Not applicable

     (c)  Exhibits.
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          99.1   Press release dated August 21, 2007
          99.2   Corrective press release dated August 22, 2007











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KODIAK ENERGY, INC.
                                         (Registrant)



Date:  August 22, 2007                   By: /s/ W. E. Brimacombe
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                                            W. E. Brimacombe,
                                            Chief Financial Officer



























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